Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
BANK LOANS (105.38%)(b)

AEROSPACE & DEFENSE (2.72%)
Kaman Corp, First Lien Delayed Draw Term Loan(c)(d)(e)	United States	1M SOFR + 2.50%	6.83%	02/26/32		$53,658	$53,548
Kaman Corp, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.50%	6.66%	02/26/32		5,924,806	5,912,631
MRO Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.81%	04/28/32		14,962,500	14,925,094
Titan BW Borrower L.P., First Lien Term Loan (2.88% PIK)(d)(e)(f)(g)	United States	3M SOFR + 2.38%	9.45%	07/24/32		13,588,692	13,452,805
Transdigm Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 2.50%	6.50%	08/19/32		8,000,000	8,000,400

							42,344,478
AUTOMOBILE COMPONENTS (1.57%)
Mavis Tire Express Services TopCo, L.P., First Lien Term Loan(d)(e)	United States	1M SOFR + 3.00%	7.20%	05/04/28		2,985,000	2,988,104
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United States	3M SOFR + 4.75%	9.91%	02/13/32		2,054,118	2,033,783
Truck-Lite Co., LLC, First Lien Incremental Term Loan(d)(f)(g)	United States	3M SOFR + 4.75%	9.14%	02/13/32		537,320	532,054
Truck-Lite Co., LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 4.75%	9.89%	02/13/32		18,961,537	18,775,714

							24,329,656
BANKS (3.99%)
Creative Planning, LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 2.00%	6.16%	05/17/31		5,984,887	5,984,887
January Capital Holdco, LLC, First Lien Term Loan (7.06% PIK)(d)(f)(g)	United States	3M SOFR + 3.00%	7.06%	09/13/29		11,414,905	11,414,906
Patrimonio Autonomo FC – Bayport Nomura B, First Lien Term Loan(f)(h)	Colombia		17.19%	06/30/28	COP$	22,495,337,385	5,879,086
Pluto Holdco Limited, First Lien Term Loan (5.81% PIK)(d)(f)(g)	United Kingdom	3M EURIBOR + 3.85%	5.93%	12/09/25		€13,611,679	15,940,886
Quikrete Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 2.25%	6.41%	02/10/32		$12,780,521	12,787,039
Stone Ridge Archimedes Master LP, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.25%	8.35%	08/01/28		10,000,000	10,000,000

							62,006,804

BEVERAGES (0.58%)
Sazerac Co Inc, First Lien Term Loan(d)(e)	United States	1M SOFR + 2.50%	6.70%	07/09/32		9,000,000	9,065,025

BUILDING PRODUCTS (1.71%)
CP Atlas Buyer, Inc., First Lien Term Loan(d)(e)	United States	1M SOFR + 5.25%	9.41%	07/08/30		10,000,000	9,825,000
LBM Acquisition, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.14%	06/06/31		3,000,000	2,994,645
LHS Borrower LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	9.41%	09/04/31		13,886,463	13,678,166

							26,497,811

CAPITAL MARKETS (0.96%)
Focus Financial Partners, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.75%	6.91%	09/15/31		6,947,500	6,957,018
Hudson River Trading Llc, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	7.15%	03/18/30		2,992,443	3,000,732
Jane Street Group, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.00%	6.16%	12/15/31		4,986,911	4,957,314

							14,915,064

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CHEMICALS (0.79%)
Heubach Holdings USA LLC, First Lien Term Loan(d)(f)(g)(i)(j)	United States		10.00%	04/30/24	$194,061	$97,031
Olympus Water US Holding Corporation, First Lien Term Loan(d)(e)	United States	1M SOFR + 3.25%	3.25%	07/23/32	4,884,000	4,856,112
Qnity Electronics Inc, First Lien Term Loan(d)(e)	United States	1M SOFR + 2.00%	2.00%	08/12/32	6,000,000	6,007,500
SK Neptune Husky Group Sarl (Luxembourg Investment Company 428 S.a r.l.), First Lien Term Loan(d)(f)(i)	Luxembourg		7.00%	01/03/29	3,835,146	0
Tronox Finance LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.25%	6.25%	04/04/29	1,496,241	1,361,849

						12,322,492
COMMERCIAL SERVICES & SUPPLIES (5.25%)
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), First Lien Term Loan(d)	United States	3M SOFR + 3.25%	7.51%	08/20/32	3,460,178	3,477,098
AMCP Clean Acquisition Company, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.25%	8.25%	06/15/28	6,006,995	6,014,504
Arcwood Environmental, Inc., First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.28%	01/31/31	655,738	655,738
Arcwood Environmental, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	9.00%	01/31/31	1,228,798	1,228,798
Arcwood Environmental, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	9.00%	01/31/31	435,540	433,362
Arcwood Environmental, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	9.56%	01/31/31	4,340,659	4,384,066
Auctane, Inc. (fka Stamps.com Inc.), First Lien Term Loan(d)(f)	United States	3M SOFR + 5.75%	10.14%	10/05/28	9,748,744	9,456,281
AVSC Holding Corp., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 5.00%	9.16%	12/05/31	13,482,418	13,347,594
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	9.41%	10/01/29	6,221,053	6,158,842
Garda World Security Corporation, First Lien Term Loan(d)(e)	Canada	3M SOFR + 3.00%	7.17%	02/01/29	8,955,000	8,977,388
Indy US Holdco LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 2.50%	6.66%	10/31/30	10,349,063	10,340,990
R. R. Donnelley & Sons Company, First Lien Incremental Term Loan(d)(f)	United States	3M SOFR + 4.75%	8.91%	08/08/29	1,975,894	1,956,135
R. R. Donnelley & Sons Company, First Lien Term Loan(d)(e)(f)	United States	1M SOFR + 4.75%	8.91%	08/08/29	8,488,997	8,404,107
Trugreen Limited Partnership, First Lien Term Loan(d)	United States	3M SOFR + 4.00%	8.26%	11/02/27	6,933,642	6,820,970

						81,655,873
COMMUNICATIONS EQUIPMENT (1.61%)
Commscope, LLC (f/k/a Commscope, Inc.), First Lien Term Loan(d)	United States	3M SOFR + 4.75%	8.91%	12/17/29	24,686,241	25,020,123

CONSTRUCTION & ENGINEERING (0.96%)
Fire Flow Intermediate Corporation, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.75%	9.06%	07/10/31	14,887,500	14,924,719

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CONSUMER STAPLES DISTRIBUTION & RETAIL (3.32%)
Bellis Acquisition Company PLC, First Lien Term Loan(d)	United Kingdom	3M EURIBOR + 4.00%	6.08%	05/14/31	€3,000,000	$3,415,386
Bellis Acquisition Company PLC, First Lien Term Loan(d)(f)	United Kingdom	3M SONIA + 5.75%	10.00%	10/22/29	£12,000,000	15,969,336
Market Bidco Limited, First Lien Term Loan(d)	United Kingdom	3M EURIBOR + 4.50%	6.53%	11/04/30	€4,500,000	5,308,574
Nourish Buyer I Inc, First Lien Term Loan(d)(e)	United States	1M SOFR + 4.50%	8.83%	07/09/32	$17,000,000	17,042,500
Viking Baked Goods Acquisition Corporation, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.00%	11/04/31	9,925,000	9,800,937

						51,536,733
CONTAINERS & PACKAGING (2.58%)
Ardagh Group S.A., First Lien Term Loan(f)(g)(h)	Luxembourg		8.88%	07/02/29	€22,000,000	26,281,186
Ring Container Technologies Group LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 2.50%	6.66%	09/15/32	$3,000,000	2,998,125
Trident TPI Holdings, Inc., First Lien Term Loan(d)(e)	United States	1M SOFR + 3.75%	7.75%	09/15/28	11,074,645	10,895,845

						40,175,156
DIVERSIFIED CONSUMER SERVICES (2.27%)
Eagle Bidco Limited, First Lien Term Loan(d)	United Kingdom	3M SONIA + 4.75%	8.72%	02/20/32	£8,000,000	10,817,511
Excelligence Learning Corporation, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 5.75%	8.83%	01/18/30	$267,123	260,445
Excelligence Learning Corporation, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.75%	9.75%	01/18/30	11,050,890	10,774,618
Ichnaea UK Bidco Limited, First Lien Term Loan B(d)(f)	United Kingdom	3M SONIA + 6.00%	9.98%	10/05/29	£5,000,000	6,657,252
International Schools Partnership Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	3M EURIBOR + 5.25%	7.27%	07/06/28	€2,712,276	3,168,435
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	9.32%	08/02/30	$626,567	612,469
WH BorrowerCo, LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	9.20%	08/02/30	116,541	113,919
WH BorrowerCo, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	9.32%	08/02/30	2,869,674	2,805,106

						35,209,755
DIVERSIFIED TELECOMMUNICATION SERVICES (3.46%)
CSC Holdings, LLC, First Lien Revolving Term Loan(c)(d)	United States	1M SOFR + 2.25%	6.20%	07/13/27	11,329,365	10,536,310
CSC Holdings, LLC, First Lien Term Loan(d)	United States	3M SOFR + 4.50%	8.65%	01/18/28	19,902,889	19,824,372
CSC Holdings, LLC, First Lien Term Loan(d)	United States	PRIME + 2.50%	8.75%	04/15/27	13,968,295	13,549,246
Windstream Services, LLC (fka Windstream Corporation), First Lien Term Loan(d)(e)	United States	1M SOFR + 4.00%	4.00%	09/25/32	10,000,000	9,918,750

						53,828,678

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
ELECTRIC UTILITIES (0.41%)
BGIF IV Fearless Utility Services, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.14%	06/09/31	$6,444,340	$6,428,229

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.27%)
Pinnacle Buyer LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 2.50%	2.50%	09/10/32	4,193,548	4,204,032

ENERGY EQUIPMENT & SERVICES (0.64%)
Colossus AcquireCo LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 1.75%	5.99%	07/30/32	10,000,000	9,950,000

ENTERTAINMENT (0.63%)
Playtika Holding Corp., First Lien Term Loan(d)(e)	United States	3M SOFR + 2.75%	7.03%	03/13/28	9,973,890	9,834,854

FINANCIAL SERVICES (9.39%)
Accel International Holdings, LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 4.50%	8.81%	04/26/32	8,532,110	8,553,440
Ascensus Holdings, Inc., First Lien Term Loan(d)	United States	3M SOFR + 3.00%	7.16%	08/02/28	4,960,336	4,962,394
Bridgepoint Europe VI Finance S.a.r.l., First Lien Term Loan (5.37% PIK)(d)(f)(g)	Luxembourg	3M EURIBOR + 3.50%	5.37%	06/25/28	€24,609,710	28,893,114
Bridgepoint Europe VI Finance S.a.r.l., First Lien Term Loan (5.37% PIK)(d)(f)(g)	Luxembourg	3M EURIBOR + 3.50%	5.37%	06/25/30	5,573,908	6,558,463
CFC USA 2025 LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.75%	7.74%	07/01/32	$5,000,000	4,787,500
Crete PA Holdco, LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.91%	11/26/30	930,232	913,953
Crete PA Holdco, LLC, First Lien Term Loan(d)(f)	United States	1M SOFR + 4.75%	8.95%	11/26/30	2,325,581	2,284,884
Evoriel, First Lien Delayed Draw Term Loan (0.25% PIK)(c)(d)(f)(g)	France	6M EURIBOR + 5.25%	6.98%	04/02/31	€1,370,004	1,600,415
Evoriel, First Lien Term Loan (0.25% PIK)(d)(f)(g)	France	6M EURIBOR + 5.25%	7.03%	04/02/31	2,854,173	3,334,197
GC Waves Holdings, Inc., First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.99%	10/04/30	$2,625,565	2,615,850
GC Waves Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	9.01%	10/04/30	6,305,240	6,281,911
Hurricane Cleanco Limited, First Lien Term Loan (6.25% PIK)(f)(g)(h)	United Kingdom		12.50%	11/21/29	£5,579,063	7,465,762
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	8.93%	09/01/31	$39,639	39,342
Jensen Hughes, Inc, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	8.93%	09/01/31	4,792,793	4,756,847
Madonna Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	Jersey	3M SONIA + 5.25%	9.25%	10/27/31	£56,667	74,878
Madonna Bidco Limited, First Lien Term Loan(d)(f)(g)	Jersey	3M SONIA + 5.25%	9.29%	10/27/31	5,444,444	7,194,091
Paisley Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	3M SONIA + 4.75%	7.28%	05/07/31	1,312,500	1,738,703
Paisley Bidco Limited, First Lien Delayed Draw Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.00%	7.91%	05/07/31	360,468	477,522
Paisley Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	6M EURIBOR + 5.25%	7.28%	05/07/31	€1,825,038	2,099,838

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
FINANCIAL SERVICES (continued)
Paisley Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.25%	9.25%	05/07/31		£5,314,494	$7,040,248
RE Closing Buyer Corp., First Lien Term Loan(d)(f)	United States	3M SOFR + 5.25%	9.50%	09/27/31		$9,900,000	9,677,250
RE Closing Buyer Corp., First Lien Term Loan(d)(f)	United States	3M SOFR + 5.50%	9.50%	09/27/31		1,592,000	1,556,180
Stretto, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	9.25%	10/13/28		13,875,000	13,666,875
Tulip Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	3M SONIA + 5.00%	7.47%	12/13/27		£1,686,657	2,234,358
VEPF VII Holdings, L.P., First Lien Term Loan (5.25% PIK)(d)(f)(g)	United States	3M SOFR + 4.50%	8.70%	02/28/28		$3,336,827	3,370,195
Violin Finco Guernsey Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.25%	9.26%	06/24/31		£5,643,096	7,532,476
WH Borrower, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	8.70%	02/20/32		$6,177,754	6,192,210

							145,902,896
FOOD PRODUCTS (1.38%)
Froneri Lux FinCo SARL, First Lien Term Loan(d)	United Kingdom	3M EURIBOR + 3.00%	5.03%	07/16/32		€10,000,000	11,777,752
Froneri US, Inc, First Lien Term Loan(d)(e)	United States	1M SOFR + 2.50%	6.37%	07/16/32		$8,000,000	7,992,680
Primary Products Finance LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.25%	7.19%	04/01/29		1,733,126	1,695,214

							21,465,646
GAS UTILITIES (1.05%)
CP2 LNG Holdings, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.50%	7.81%	07/28/28		9,363,333	9,152,658
CP2 LNG Holdings, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.50%	7.81%	07/28/28		636,667	622,342
Venture Global Plaquemines Lng LLC, First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 2.23%	6.39%	05/25/29		734,282	732,447
Venture Global Plaquemines Lng LLC, First Lien Delayed Draw Term Loan(d)(f)	United States	1M SOFR + 2.23%	6.39%	05/25/29		5,870,307	5,855,631

							16,363,078
GROUND TRANSPORTATION (0.45%)
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.95%	06/30/28		3,515,549	3,506,760
Student Transportation of America Holdings Inc, First Lien Delayed Draw Term Loan(d)(e)	United States	1M SOFR + 3.25%	7.38%	06/24/32		226,667	227,553
Student Transportation of America Holdings Inc, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.25%	7.25%	06/24/32		3,165,400	3,177,777

							6,912,090
HEALTH CARE EQUIPMENT & SUPPLIES (1.83%)
Bausch + Lomb Corporation, First Lien Term Loan(d)(e)	United States	1M SOFR + 4.25%	8.41%	01/15/31		2,752,103	2,757,263
Heartbeat BidCo GmbH, First Lien Term Loan(d)(f)	Germany	6M EURIBOR + 6.50%	8.50%	06/28/30		€4,000,000	4,672,733
Medline Borrower LP (Mozart Borrower LP), First Lien Term Loan(d)(e)	United States	3M SOFR + 2.00%	6.16%	10/23/28		$8,526,209	8,534,692
Spruce Bidco II Inc., First Lien Term Loan(d)(f)(g)	United States	TONA + 5.25%	6.00%	01/30/32		¥65,442,609	441,417
Spruce Bidco II Inc., First Lien Term Loan(d)(f)(g)	United States	CORRA + 5.00%	7.68%	01/30/32	CAD	612,043	439,781

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Spruce Bidco II Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 5.00%	9.13%	01/30/32	$3,380,518	$3,355,165
Zest Acquisition Corp., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	9.56%	02/08/28	4,066,686	4,092,102
Zeus Company LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 5.50%	9.50%	02/28/31	349,649	348,775
Zeus Company LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.00%	10.00%	02/28/31	3,753,409	3,744,026

						28,385,954
HEALTH CARE PROVIDERS & SERVICES (6.80%)
Advarra Holdings, Inc., First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.66%	09/15/31	3,602,535	3,638,560
Advarra Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.66%	09/15/31	8,956,814	9,046,382
Allied Benefit Systems Intermediate LLC, First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 5.25%	9.44%	10/31/30	1,527,062	1,527,062
Allied Benefit Systems Intermediate LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	9.41%	10/31/30	8,326,804	8,326,804
Coding Solutions Acquisition Inc, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.16%	08/07/31	432,877	426,384
Coding Solutions Acquisition Inc, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	9.16%	08/07/31	4,416,951	4,350,697
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	3M SONIA + 5.50%	9.50%	09/30/31	£300,000	396,409
EHC Holdings Holdco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.50%	9.47%	09/30/31	6,000,000	7,928,182
Ensemble RCM, LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 3.00%	7.31%	08/01/29	$3,565,203	3,579,178
ExactCare Parent, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.50%	9.75%	11/05/29	4,440,574	4,440,574
Hanger, Inc., First Lien Delayed Draw Term Loan(c)(d)(e)	United States	1M SOFR + 3.50%	7.66%	10/23/31	85,123	85,411
Hanger, Inc., First Lien Term Loan(d)(e)	United States	1M SOFR + 3.50%	7.66%	10/23/31	4,407,510	4,422,385
OMH-Healthedge Holdings, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.25%	8.24%	04/01/30	16,184,021	16,184,021
One Call Corporation (fka Opal Acquisition, Inc.), First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.75%	9.91%	09/10/30	16,815,789	16,563,553
Paradigm Parent, LLC, First Lien Term Loan(d)	United States	1M SOFR + 4.50%	8.82%	04/16/32	4,357,143	3,920,753
Practice Plus Group Bidco Limited / Practice Plus Group Holdings Limited, First Lien Term Loan(d)(f)	United Kingdom	3M SONIA + 6.25%	10.28%	11/19/29	£5,000,000	6,590,007
Radiology Partners, Inc., First Lien Term Loan(d)(e)	United States	1M SOFR + 4.50%	8.50%	06/30/32	$7,000,000	6,996,360
Tivity Health, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.16%	06/28/29	7,276,641	7,276,641

						105,699,363
HEALTH CARE TECHNOLOGY (4.42%)
Acentra Holdings, LLC (fka CNSI Holdings, LLC), First Lien Incremental Term Loan(d)(e)(f)	United States	3M SOFR + 5.50%	9.50%	12/17/29	8,752,500	8,708,737

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTH CARE TECHNOLOGY (continued)
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Incremental Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.91%	08/30/31	$2,194,587	$2,172,641
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.91%	09/01/31	5,120,702	5,069,495
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Term Loan B(d)(e)(f)	United States	3M SOFR + 4.75%	8.91%	09/02/31	14,126,984	13,985,714
Gainwell Acquisition Corp. (Milano Acquisition Corp), First Lien Term Loan(d)	United States	3M SOFR + 4.00%	8.10%	10/01/27	17,203,613	16,962,763
Goldeneye Parent, LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 5.00%	9.16%	03/31/32	6,535,055	6,567,730
Inovalon Holdings, Inc., First Lien Term Loan (2.75% PIK)(d)(f)(g)	United States	3M SOFR + 2.75%	7.01%	11/24/28	9,216,223	8,824,534
Inovalon Holdings, Inc., Second Lien Term Loan (12.78% PIK)(d)(f)(g)	United States	3M SOFR + 8.50%	12.78%	11/25/33	85,954	66,400
Wisdom Purchaser, LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 4.50%	8.82%	07/24/32	6,343,750	6,312,031

						68,670,044
HOTELS, RESTAURANTS & LEISURE (4.44%)
Bally’s Corp, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.25%	7.84%	10/02/28	492,327	479,404
Cedar Fair, L.P., First Lien Term Loan(d)(e)	United States	3M SOFR + 2.00%	6.16%	05/01/31	4,974,811	4,949,937
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 6.75%	10.91%	07/18/28	531,989	524,009
CircusTrix Holdings LLC, First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 6.75%	10.91%	07/18/28	552,569	544,281
CircusTrix Holdings LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.75%	10.91%	07/18/28	4,109,677	4,048,032
Crunch Fitness Merger Sub, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.91%	09/26/31	8,823,529	8,779,412
Delivery Hero Finco Llc, First Lien Term Loan(d)	United States	1M SOFR + 5.00%	9.23%	12/12/29	12,908,874	13,068,234
Endeavor Operating Co LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 3.00%	7.16%	03/24/32	8,977,500	8,998,821
Endeavor Operating Co LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 3.75%	7.91%	03/24/28	12,918,750	12,918,750
Joker Holdco 3 S.a r.l., First Lien Term Loan(d)(f)	Luxembourg	6M EURIBOR + 6.00%	8.12%	04/19/31	€4,625,000	5,389,272
OB Global Openbet Holdings 2 LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.00%	10.00%	09/24/29	$9,450,000	9,355,500

						69,055,652
HOUSEHOLD DURABLES (0.52%)
Poly-Wood, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.88%	9.04%	03/20/30	3,581,781	3,563,873
Poly-Wood, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.88%	9.04%	03/20/30	974,598	969,725
Restoration Hardware, Inc., First Lien Term Loan(d)(e)	United States	1M SOFR + 2.50%	6.78%	10/20/28	613,786	598,868
Weber-Stephen Products LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 3.75%	4.00%	09/17/32	3,000,000	2,972,820

						8,105,286

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (0.34%)
Esdec Solar Group B.V. (Enstall Group B.V.), First Lien Incremental Term Loan(d)(f)(k)	Netherlands		8.49%	08/30/28	€7,735,797	$5,176,877
Esdec Solar Group B.V. (Enstall Group B.V.), First Lien Term Loan(d)(k)	Netherlands		9.26%	08/30/28	$88,538	48,253

						5,225,130
INSURANCE (6.86%)
Acropole Holding SAS, First Lien Term Loan(d)	France	3M EURIBOR + 3.50%	5.50%	07/26/32	€16,153,846	19,082,970
Alera Group Intermediate Holdings, Inc., First Lien Term Loan(d)(e)	United States	1M SOFR + 3.25%	7.41%	05/30/32	$10,000,000	10,048,550
Ardonagh Group Finco Pty Ltd, First Lien Term Loan(d)	United Kingdom	1M SOFR + 2.75%	6.94%	02/15/31	5,138,147	5,123,169
Asurion, LLC (fka Asurion Corporation), First Lien Term Loan(d)(e)	United States	1M SOFR + 4.25%	8.41%	09/19/30	14,962,500	14,886,191
Galway Borrower LLC, First Lien Delayed Draw Term Loan(d)(f)(g)	United States	3M SOFR + 4.50%	8.50%	09/29/28	70,467	70,114
Galway Borrower LLC, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United States	3M SOFR + 4.50%	8.50%	09/29/28	60,524	60,222
Galway Borrower LLC, First Lien Revolving Term Loan(c)(d)(f)(g)	United States	3M SOFR + 4.50%	7.92%	09/29/28	70,256	70,256
Galway Borrower Llc, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 4.50%	8.50%	09/29/28	3,745,457	3,754,820
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.91%	11/24/28	1,139,074	1,139,074
Higginbotham Insurance Agency, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.67%	11/24/28	4,895,082	4,895,082
Hyperion Refinance Sarl, First Lien Delayed Draw Term Loan(c)(d)(f)	United Kingdom	3M SOFR + 4.75%	8.91%	02/15/31	6,900,000	6,900,000
Hyperion Refinance Sarl, First Lien Term Loan(d)(e)	United Kingdom	1M SOFR + 2.75%	6.91%	02/15/31	13,610,681	13,626,742
Koala Investment Holdings, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.50%	8.50%	08/29/32	7,821,716	7,743,499
SG Acquisition, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.71%	04/03/30	10,060,785	10,060,785
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.91%	10/31/31	216,820	214,652
Thg Acquisition, LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.86%	10/31/31	49,642	49,145
Thg Acquisition, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 4.75%	8.91%	10/31/31	5,965,251	5,905,598
Truist Insurance Holdings, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.75%	6.75%	05/06/31	3,000,000	3,004,695

						106,635,564
INTERACTIVE MEDIA & SERVICES (2.34%)
Aurelia Netherlands BV, First Lien Term Loan(d)(f)(g)	Netherlands	6M EURIBOR + 4.75%	6.78%	05/29/31	€15,000,000	17,654,828
X Corp, First Lien Term Loan(h)	United States		9.50%	10/26/29	$17,605,417	17,684,906
X Corp, First Lien Term Loan(d)	United States	3M SOFR + 6.50%	10.96%	10/26/29	1,088,678	1,069,473

						36,409,207

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
IT SERVICES (1.43%)
Financiere Astek, First Lien Delayed Draw Term Loan(c)(d)(f)	France	3M EURIBOR + 6.50%	8.75%	04/25/31	€1,912,000	$2,216,730
Financiere Astek, First Lien Term Loan(d)(f)	France	3M EURIBOR + 6.50%	8.75%	04/25/31	4,662,000	5,405,019
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United Kingdom	1M EURIBOR + 4.90%	8.87%	07/11/29	435,830	509,129
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan(d)(f)(g)	United Kingdom	6M EURIBOR + 4.90%	8.87%	07/11/29	1,750,000	2,044,321
Investment Company 24 Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	6M EURIBOR + 4.90%	6.90%	07/11/29	1,410,281	1,647,467
Investment Company 24 Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 4.90%	8.87%	07/11/29	£2,295,636	3,071,962
Vensure Employer Services, Inc., First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	8.99%	09/27/31	$41,277	40,864
Vensure Employer Services, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.03%	09/27/31	7,382,569	7,308,743

						22,244,235
LEISURE PRODUCTS (1.31%)
Kingpin Intermediate Holdings LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 3.25%	7.39%	09/22/32	3,393,939	3,309,108
Neutron Holdings, Inc., First Lien Term Loan(f)(h)	United States		10.00%	09/30/26	10,000,000	10,000,000
Peloton Interactive, Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.50%	9.66%	05/30/29	6,912,500	7,021,372

						20,330,480
LIFE SCIENCES TOOLS & SERVICES (0.96%)
Curia Global, Inc., First Lien Term Loan (3.25% PIK)(d)(e)(f)(g)	United States	3M SOFR + 6.25%	10.45%	12/06/29	15,237,914	14,971,250
MACHINERY (2.05%)
Charter Next Generation, Inc., First Lien Term Loan(d)	United States	3M SOFR + 2.75%	6.93%	11/29/30	2,984,334	2,996,540
Ideal Components Acquisition, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.00%	06/30/32	7,480,916	7,368,702
JPW Industries Holding Corporation, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.88%	10.08%	11/22/28	7,737,395	7,640,678
LSF12 Donnelly Bidco, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 6.50%	10.66%	10/02/29	4,900,000	4,813,760
Titan Acquisition Ltd of Canada, First Lien Term Loan(d)(e)	Canada	1M SOFR + 3.75%	7.92%	02/15/29	8,973,695	9,008,558

						31,828,238
MEDIA (1.38%)
Radiate Holdco, LLC, First Lien Term Loan (1.50% PIK)(d)(g)	United States	1M SOFR + 3.50%	7.78%	09/25/29	12,040,637	9,752,414
Wasserman Media Group LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	7.16%	06/23/32	5,000,000	5,025,025
Ziggo B.V., First Lien Term Loan(d)	Netherlands	6M EURIBOR + 3.00%	4.88%	01/31/29	€5,800,000	6,733,243

						21,510,682

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
PAPER & FOREST PRODUCTS (0.29%)
Ahlstrom Holding 3 Oy (SpA Holdings 3 Oy), First Lien Term Loan(d)(e)	Finland	6M SOFR + 4.25%	8.51%	05/23/30		$4,553,804	$4,564,050
PERSONAL CARE PRODUCTS (1.04%)
KDC/ONE Development Corporation, Inc., First Lien Term Loan(d)(e)	Canada	1M SOFR + 3.50%	7.66%	08/15/28		7,797,184	7,824,280
Parfums Holding Company, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 5.25%	9.25%	06/27/30		8,368,522	8,305,758

							16,130,038
PHARMACEUTICALS (1.87%)
Cheplapharm Arzneimittel GmbH, First Lien Term Loan(d)	Germany	6M EURIBOR + 4.00%	6.03%	02/22/29		€4,500,000	5,256,164
Creek Parent, Inc., First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 5.00%	9.14%	12/18/31		$8,699,143	8,612,151
Kairos Intermediateco AB, First Lien Term Loan(d)(f)(g)	Sweden	6M EURIBOR + 4.75%	6.80%	08/26/32		€5,146,385	6,011,920
Kairos Intermediateco AB, First Lien Term Loan(d)(f)	Sweden	3M SONIA + 4.75%	8.74%	08/26/32		£3,373,741	4,514,656
Kairos Intermediateco AB, First Lien Term Loan(d)(f)(g)	Sweden	3M NIBOR + 4.75%	9.05%	08/26/32	kr	47,421,321	4,728,090

							29,122,981
PROFESSIONAL SERVICES (3.94%)
AlixPartners, LLP, First Lien Term Loan(d)(e)	United States	1M SOFR + 2.00%	6.16%	08/12/32		$5,000,000	4,971,875
BDO USA, P.A., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	9.22%	08/31/28		19,278,136	19,229,940
Deerfield Dakota Holding, LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 5.25%	9.81%	09/12/32		9,142,857	9,051,428
EAB Global, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	7.16%	08/16/30		5,467,425	5,340,991
Grant Thornton Advisors Holdings LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 3.00%	7.16%	06/02/31		7,000,000	6,997,900
Legends Hospitality Holding Company, LLC, First Lien Delayed Draw Term Loan (2.50% PIK)(c)(d)(f)(g)	United States	3M SOFR + 5.00%	9.19%	08/22/31		185,535	183,680
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	6.05%	08/22/30		60,000	59,400
Legends Hospitality Holding Company, LLC, First Lien Term Loan (2.75% PIK)(d)(e)(f)(g)	United States	3M SOFR + 2.75%	9.71%	08/22/31		5,205,251	5,153,199
Shift4 Payments LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 2.50%	6.50%	06/30/32		3,500,000	3,530,625
Sigma Irish Acquico Limited, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	Ireland	3M SOFR + 5.25%	7.25%	03/19/32		345,372	342,781
Sigma Irish Acquico Limited, First Lien Term Loan(d)(f)	Ireland	3M EURIBOR + 5.25%	7.25%	03/19/32		€2,898,581	3,377,566
Sigma Irish Acquico Limited, First Lien Term Loan(d)(f)	Ireland	3M SOFR + 5.25%	9.37%	03/19/32		$3,042,988	3,020,166

							61,259,551
SOFTWARE (10.71%)
Anaplan, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.70%	06/21/29		10,518,318	10,518,318
Armstrong Bidco Limited, First Lien Delayed Draw Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.25%	9.22%	06/28/29		£2,057,000	2,641,968
Armstrong Bidco Limited, First Lien Term Loan(d)(f)(g)	United Kingdom	3M SONIA + 5.25%	9.22%	06/28/29		3,943,000	5,064,306

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SOFTWARE (continued)
Artifact Bidco, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 4.25%	8.25%	07/28/31	$6,339,901	$6,339,901
Azurite Intermediate Holdings, Inc., First Lien Delayed Draw Term Loan (2.50% PIK)(d)(f)(g)	United States	3M SOFR + 6.00%	10.16%	03/19/31	3,750,000	3,740,625
Azurite Intermediate Holdings, Inc., First Lien Term Loan (2.50% PIK)(d)(f)(g)	United States	3M SOFR + 6.00%	10.16%	03/19/31	1,650,000	1,645,875
Cascade Intermediate II, Inc., First Lien Term Loan(f)(g)(h)	United States		13.00%	09/24/33	1,576,384	1,544,857
Cascade Parent Inc., First Lien Term Loan(d)(f)(g)	United States	1M SOFR + 5.75%	9.91%	09/24/31	10,491,075	10,333,709
Certinia Inc (FinancialForce.com), First Lien Incremental Term Loan(d)(f)	United States	3M SOFR + 5.25%	9.56%	08/03/29	6,513,088	6,464,240
Clover Holdings 2, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.75%	7.94%	12/09/31	4,987,500	4,998,423
Coupa Software Incorporated, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.25%	9.56%	02/27/30	5,971,144	6,030,855
Crewline Buyer, Inc., First Lien Incremental Term Loan(d)(f)	United States	3M SOFR + 6.75%	10.91%	11/08/30	7,528,302	7,528,302
Databricks, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 4.50%	8.72%	01/03/31	7,368,996	7,442,686
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	8.98%	07/02/31	576,385	582,149
Everbridge Holdings, LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	8.98%	07/02/31	5,881,481	5,940,296
Evergreen IX Borrower 2023, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.75%	09/30/30	1,980,000	1,980,000
Evergreen IX Borrower 2023, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.75%	8.75%	09/30/30	9,733,463	9,733,463
Homecare Software Solutions LLC, First Lien Term Loan (2.93% PIK)(d)(f)(g)	United States	3M SOFR + 5.25%	9.71%	06/14/31	10,283,077	10,283,077
MetaTiedot Midco S.a.r.l., First Lien Delayed Draw Term Loan(c)(d)(f)	Luxembourg	3M EURIBOR + 5.50%	7.28%	11/27/31	€28,520	33,484
MetaTiedot Midco S.a.r.l., First Lien Term Loan(d)(f)	Luxembourg	3M EURIBOR + 5.50%	7.28%	11/27/31	3,522,300	4,135,368
MetaTiedot Midco S.a.r.l., First Lien Term Loan(d)(f)	Luxembourg	3M SOFR + 5.50%	9.45%	11/27/31	$2,637,753	2,617,970
Polaris Newco, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.00%	8.57%	06/02/28	11,743,737	11,343,334
QBS Parent, Inc., First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 4.50%	8.50%	06/03/32	8,514,641	8,472,068
Runway Bidco, LLC, First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 5.00%	9.00%	12/17/31	10,872,958	10,764,229
Storable Inc, First Lien Term Loan(d)	United States	1M SOFR + 3.25%	7.41%	04/16/31	4,975,000	4,997,810
X.AI LLC, First Lien Term Loan(h)	United States		12.50%	06/28/30	6,628,485	6,887,692
Zendesk, Inc., First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United States	3M SOFR + 5.00%	9.00%	11/22/28	1,059,806	1,057,156
Zendesk, Inc., First Lien Term Loan(d)(e)(f)(g)	United States	3M SOFR + 5.00%	9.00%	11/22/28	13,303,667	13,270,407

						166,392,568
SPECIALTY RETAIL (2.42%)
Altern Marketing, LLC, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	9.04%	06/13/28	5,927,613	5,942,432
EG Finco Ltd (fka Intervias Finco Ltd), First Lien Term Loan(d)	United Kingdom	3M EURIBOR + 4.50%	5.94%	02/07/28	€4,036,770	4,783,839

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SPECIALTY RETAIL (continued)
EG Finco Ltd (fka Intervias Finco Ltd), First Lien Term Loan(d)	United Kingdom	6M EURIBOR + 3.88%	5.94%	02/07/28	€5,985,000	$7,092,620
Evergreen Acqco 1 LP, First Lien Term Loan(d)(e)	United States	3M SOFR + 3.00%	7.03%	09/17/32	$4,000,000	4,008,340
Mahwah Bergen Retail Group, Inc. (Ascena Retail Group, Inc.), First Lien Term Loan(d)(i)(j)	United States		5.25%	08/21/22	1,435,369	5,210
PetSmart LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 4.00%	8.14%	08/18/32	5,000,000	4,931,275
S&S Holdings LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.17%	10/01/31	6,871,213	6,682,255
The Men’s Wearhouse, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.50%	10.05%	02/26/29	4,115,250	4,139,263

						37,585,234
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.48%)
Victors Purchaser, LLC, First Lien Delayed Draw Term Loan(c)(d)(f)(g)	United States	3M SOFR + 4.75%	9.00%	08/15/31	373,415	369,681
Victors Purchaser, LLC, First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 4.75%	8.75%	08/15/31	7,222,654	7,150,427

						7,520,108
TEXTILES, APPAREL & LUXURY GOODS (1.59%)
ABG Intermediate Holdings 2 LLC, First Lien Delayed Draw Term Loan(d)(e)	United States	1M SOFR + 2.25%	6.41%	02/13/32	417,900	417,814
ABG Intermediate Holdings 2 LLC, First Lien Term Loan(d)(e)	United States	1M SOFR + 2.25%	6.41%	12/21/28	8,815,329	8,809,115
IBG Borrower LLC, First Lien Term Loan, Incremental(d)(f)	United States	3M SOFR + 5.00%	9.15%	08/22/29	8,632,609	8,546,283
IBG Borrower LLC, First Lien Term Loan, Incremental #6(d)(f)	United States	3M SOFR + 5.00%	9.15%	08/22/29	2,812,452	2,784,327
IBG Borrower LLC, First Lien Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.15%	08/22/29	2,276,923	2,254,154
IBG Borrower LLC, First Lien Term Loan, Incremental #2(d)(f)	United States	3M SOFR + 5.00%	9.15%	08/22/29	1,861,460	1,842,845

						24,654,538
TRADING COMPANIES & DISTRIBUTORS (0.62%)
WC ORS Buyer, Inc., First Lien Delayed Draw Term Loan(d)(f)	United States	3M SOFR + 5.00%	9.00%	08/07/31	1,510,451	1,487,794
WC ORS Buyer, Inc., First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 5.00%	10.32%	08/07/31	424,458	418,091
WC ORS Buyer, Inc., First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 5.00%	9.00%	08/07/31	7,879,011	7,760,826

						9,666,711
TRANSPORTATION INFRASTRUCTURE (1.26%)
Elk Bidco, Inc, First Lien Term Loan(d)(e)(f)	United States	3M SOFR + 4.50%	8.50%	06/14/32	5,014,925	5,065,075
Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan(c)(d)(f)	United States	3M SOFR + 4.50%	8.69%	10/15/31	961,963	959,558
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan(c)(d)(f)	United States	3M SOFR + 4.75%	8.74%	10/15/31	171,779	171,350
Geotechnical Merger Sub, Inc., First Lien Term Loan(d)(f)	United States	3M SOFR + 4.50%	8.60%	10/15/31	5,300,614	5,287,362
Project Ardent Bidco Limited, First Lien Term Loan(d)(f)	United Kingdom	3M SONIA + 5.50%	9.51%	11/12/31	£6,153,846	8,131,469

						19,614,813

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
WIRELESS TELECOMMUNICATION SERVICES (0.49%)
CCI Buyer, Inc., First Lien Term Loan(d)(f)(g)	United States	3M SOFR + 5.00%	9.00%	05/13/32	$7,558,621	$7,596,414
TOTAL BANK LOANS (Cost $1,615,123,495)						1,638,071,283

CORPORATE BONDS (19.24%)
AEROSPACE & DEFENSE (0.33%)
Transdigm Inc.(h)(l)(m)	United States		6.63%	03/01/32	5,000,000	5,152,050
BANKS (0.46%)
Quikrete Holdings, Inc.(h)(l)(m)	United States		6.38%	03/01/32	6,874,000	7,123,612
BUILDING PRODUCTS (0.41%)
Park River Holdings, Inc.(h)(l)	United States		8.00%	03/15/31	6,240,000	6,318,000
CAPITAL MARKETS (1.55%)
Kane Bidco Limited(d)(f)(l)	United Kingdom	3M SONIA + 5.00%	8.99%	03/21/30	£8,000,000	10,651,604
Kane Bidco Limited(d)(f)(l)	United Kingdom	3M SONIA + 6.25%	10.24%	02/15/28	10,000,000	13,448,994

						24,100,598
CHEMICALS (0.64%)
Olympus Water US Holding Corporation(h)(l)(m)	United States		6.75%	08/01/32	$5,000,000	4,948,240
Olympus Water US Holding Corporation(h)(l)	United States		7.25%	02/15/33	5,000,000	5,005,973

						9,954,213
CONSUMER FINANCE (0.06%)
Encore Capital Group, Inc.(h)(l)(m)	United States		4.25%	06/01/28	£672,000	868,578
CONSUMER STAPLES DISTRIBUTION & RETAIL (0.24%)
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc(h)(l)	United States		9.00%	02/15/29	$3,612,000	3,802,223
DIVERSIFIED TELECOMMUNICATION SERVICES (1.62%)
CSC Holdings, LLC(h)(l)(m)	United States		4.63%	12/01/30	2,125,000	749,063
CSC Holdings, LLC(h)(l)(m)	United States		5.75%	01/15/30	862,000	329,176
Level 3 Financing, Inc.(h)(l)	United States		6.88%	06/30/33	3,641,533	3,715,401
Level 3 Financing, Inc.(h)(l)(m)	United States		7.00%	03/31/34	20,000,000	20,381,500

						25,175,140
ELECTRIC UTILITIES (0.43%)
Electricite de France S.A.(h)	France		6.88%	06/26/37	£5,000,000	6,628,448
GAS UTILITIES (0.96%)
Venture Global Plaquemines Lng LLC(h)(l)(m)	United States		6.50%	01/15/34	$6,054,000	6,375,800
Venture Global Plaquemines Lng LLC(h)(l)(m)	United States		6.75%	01/15/36	7,990,000	8,486,778

						14,862,578
HEALTH CARE PROVIDERS & SERVICES (0.93%)
CHS/Community Health Systems, Inc.(h)(l)	United States		5.25%	05/15/30	4,622,000	4,184,597

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTH CARE PROVIDERS & SERVICES (continued)
CHS/Community Health Systems, Inc.(h)(l)(m)	United States		9.75%	01/15/34	$10,000,000	$10,298,125

						14,482,722
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (1.34%)
XPLR Infrastructure Operating Partners LP(h)(l)(m)	United States		8.38%	01/15/31	7,308,000	7,652,572
XPLR Infrastructure Operating Partners LP(h)(l)(m)	United States		8.63%	03/15/33	12,603,000	13,228,235

						20,880,807
INSURANCE (0.40%)
Ardonagh Finco Ltd(h)(l)(m)	United Kingdom		7.75%	02/15/31	6,000,000	6,279,750
LEISURE PRODUCTS (0.91%)
Kingpin Intermediate Holdings LLC(h)(l)(m)	United States		7.25%	10/15/32	14,931,000	14,212,446
MEDIA (2.26%)
Clear Channel Outdoor Holdings, Inc.(h)(l)(m)	United States		7.13%	02/15/31	2,131,000	2,203,289
Clear Channel Outdoor Holdings, Inc.(h)(l)(m)	United States		7.50%	03/15/33	955,000	999,853
Clear Channel Outdoor Holdings, Inc.(h)(l)	United States		7.88%	04/01/30	2,654,000	2,788,253
EchoStar Corporation (6.75% PIK)(g)(h)(m)	United States		6.75%	11/30/30	6,998,692	7,058,222
EchoStar Corporation(h)(m)	United States		10.75%	11/30/29	20,107,641	22,149,941

						35,199,558
PROFESSIONAL SERVICES (0.62%)
Xerox Corporation(f)(n)	United States		0.00%	01/30/26	10,000,000	9,575,000
SEMICONDUCTORS (0.81%)
Wolfspeed, Inc. (4.00% PIK)(g)(h)(l)	United States		13.88%	06/23/30	11,753,818	12,554,547
SOFTWARE (1.84%)
Cloud Software Group, Inc.(h)(l)(m)	United States		6.50%	03/31/29	12,500,000	12,625,469
Cloud Software Group, Inc.(h)(l)(m)	United States		6.63%	08/15/33	10,000,000	10,180,829
X.AI LLC(h)(m)	United States		12.50%	06/30/30	5,500,000	5,778,437

						28,584,735
SPECIALIZED REITS (0.22%)
Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC(h)(l)(m)	United States		10.50%	02/15/28	3,280,000	3,462,505
SPECIALTY RETAIL (1.23%)
EG Global Finance PLC (3.75% PIK)(d)(f)(g)(l)	United Kingdom	3M SOFR + 7.50%	11.68%	11/30/28	11,488,868	12,264,367
Guitar Center, Inc.(g)(h)(l)(m)	United States		11.00%	01/15/29	8,153,250	6,836,128

						19,100,495
TEXTILES, APPAREL & LUXURY GOODS (0.82%)
Made in Italy 2 S.P.A., Series A Term Loan(d)(f)(g)	Italy	6M EURIBOR + 6.75%	9.58%	10/17/30	€4,820,870	5,122,262
Made in Italy 2 S.P.A., Series B Term Loan(d)(f)(g)	Italy	6M EURIBOR + 6.75%	9.58%	10/17/30	7,179,130	7,627,958

						12,750,220

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
WIRELESS TELECOMMUNICATION SERVICES (1.16%)
Windstream Services II, LLC(h)(l)	United States		7.50%	10/15/33	$18,000,000	$17,988,750

TOTAL CORPORATE BONDS (Cost $289,938,783)						299,056,975

ASSET-BACKED SECURITIES (4.50%)
AP Grange Holdings, LLC (6.50% PIK)(g)(h)	United States		6.50%	03/20/45	15,005,667	15,774,401
Carvana Auto Receivables Trust 2024- N2, Class C(h)(l)	United States		5.82%	09/10/30	3,375,000	3,430,305
Carvana Auto Receivables Trust 2024- N2, Class D(h)(l)	United States		6.44%	09/10/30	5,200,000	5,528,538
Carvana Auto Receivables Trust 2024- N2, Class E(h)(l)	United States		8.16%	06/10/31	3,450,000	3,511,926
Carvana Auto Receivables Trust 2024- N2, Class R(h)(l)	United States		45.13%	06/10/31	5,400	3,011,372
Carvana Auto Receivables Trust 2024- N2, Class XS(h)(l)	United States		45.49%	06/10/31	5,400	336,950
Carvana Auto Receivables Trust 2025- N1, Class EX2(d)(l)	United States		7.00%	08/10/32	3,772	5,041,196
Central Plains LLC 2024-1(d)(f)(l)	United States	1M SOFR + 3.75%	8.06%	10/30/31	13,500,000	13,679,550
Nelnet Student Loan Trust 2021-A(f)(h)(l)	United States		10.22%	04/20/62	10,080	2,091,179
Nelnet Student Loan Trust 2021-B(f)(h)(l)	United States		9.09%	04/20/62	10,080	1,066,527
Nelnet Student Loan Trust 2021-C(f)(h)(l)	United States		35.28%	04/20/62	10,080	833,906
Nelnet Student Loan Trust 2021-D(f)(h)(l)	United States		17.15%	04/20/62	10,080	639,611
NMFC Senior Loan Program III LLC(d)(f)	United States	3M SOFR + 4.75%	8.75%	08/07/28	833,333	833,333
NMFC Senior Loan Program IV LLC(d)(f)	United States	3M SOFR + 4.75%	8.94%	07/11/30	1,437,500	1,437,500
PNMSR 2024-GT1 A, Class A(d)(l)	United States	1M SOFR + 3.20%	7.36%	03/25/29	10,000,000	10,076,340
QTS Project Ram(c)(d)(f)	United States	3M SOFR + 2.25%	6.49%	05/29/28	2,731,701	2,700,969

						69,993,603

TOTAL ASSET-BACKED SECURITIES (Cost $70,103,950)						69,993,603

CONVERTIBLE CORPORATE BONDS (4.39%)

HOTELS, RESTAURANTS & LEISURE (1.52%)
Delivery Hero SE(h)	Korea, South		2.13%	03/10/29	€1,000,000	1,061,191
Delivery Hero SE(h)(m)	Korea, South		3.25%	02/21/30	19,400,000	22,470,705

						23,531,896
MEDIA (2.87%)
EchoStar Corporation (3.88% PIK)(g)(h)(m)	United States		3.88%	11/30/30	$18,210,989	44,640,770

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $61,010,304)						68,172,666

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COMMERCIAL REAL ESTATE LOANS (1.09%)
AREIT CRE Trust 2023-CRE8, Class C, Series 2023-CRE8(d)(l)	Bermuda	1M SOFR + 4.02%	8.17%	08/17/41	$7,000,000	$6,971,208
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class A, Series 2022-B1(d)(l)	United States	1M SOFR + 2.02%	6.17%	11/17/37	8,000,000	7,976,987
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class B, Series 2022-B1(d)(l)	United States	1M SOFR + 2.70%	6.85%	11/17/37	100,000	98,551
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class C, Series 2022-B1(d)(l)	United States	1M SOFR + 3.25%	7.40%	11/17/37	1,034,000	1,020,853
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class D, Series 2022-B1(d)(l)	United States	1M SOFR + 4.00%	8.15%	11/17/37	142,000	142,240
MF1 Multifamily Housing Mortgage Loan Trust 2022-B1, Class E, Series 2022-B1(d)(l)	United States	1M SOFR + 4.75%	8.90%	11/17/37	724,000	694,560
						16,904,399

TOTAL COMMERCIAL REAL ESTATE LOANS (Cost $16,838,622)						16,904,399

					Shares
COMMON STOCKS (0.18%)

MEDIA (0.18%)
Altice USA, Inc., Class A(k)	United States				1,129,501	2,722,097

TOTAL COMMON STOCKS (Cost $2,246,137)						2,722,097

PARTNERSHIP INTEREST (0.01%)

CONSTRUCTION & ENGINEERING (0.01%)
Tailwind Fire Flow Investor, LP(f)(k)(o)	United States				100	101,068

TRADING COMPANIES & DISTRIBUTORS (0.00%)
WC ORS Holdings, L.P.(f)(k)(o)	United States				9,557	13,953

TOTAL PARTNERSHIP INTEREST (Cost $110,625)						115,021

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

Description	Country	Coupon Rate	Shares	Value (Note 2)(a)
PREFERRED STOCKS (0.00%)

INSURANCE (0.00%)
HIG Intermediate, Inc.(f)(g)(h)(o)(p)	United States	10.50%	50,000	$49,625

TOTAL PREFERRED STOCKS (Cost $49,250)				49,625

		7-Day Yield	Shares	Value (Note 2)(a)
SHORT TERM INVESTMENT (3.61%)
Goldman Sachs Financial Square Government Fund – Institutional Class		4.03%	56,069,254	56,069,254

TOTAL SHORT TERM INVESTMENT (Cost $56,069,254)				56,069,254

TOTAL INVESTMENTS (138.40%) (Cost $2,111,490,420)				2,151,154,923

Liabilities in Excess of Other Assets (-38.40%)				(596,792,523)

NET ASSETS (100.00%)				$1,554,362,400

Reference Rates:

1M EURIBOR - 1 Month EURIBOR as of September 30, 2025 was 1.93%

3M EURIBOR - 3 Month EURIBOR as of September 30, 2025 was 2.03%

6M EURIBOR - 6 Month EURIBOR as of September 30, 2025 was 2.10%

3M NIBOR - 3 Month NIBOR as of September 30, 2025 was 4.13%

1M SOFR - 1 Month US SOFR as of September 30, 2025 was 4.13%

3M SOFR - 3 Month US SOFR as of September 30, 2025 was 3.98%

6M SOFR - 6 Month US SOFR as of September 30, 2025 was 3.85%

3M SONIA - 3 Month SONIA as of September 30, 2025 was 4.09%

CORRA - Canadian Overnight Repo Rate Average as of September 30, 2025 was 2.56%

PRIME - Prime Rate as of September 30, 2025 was 7.25%

TONA - Tokyo Overnight Average Rate as of September 30, 2025 was 0.48%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)

“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Bank Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of September 30, 2025. Bank Loans are generally not registered under the Securities Act of 1933, as amended (the “Securities Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Bank Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(c)

A portion of this security was not funded as of September 30, 2025. The Consolidated Schedule of Investments records only the funded portion of each position. As of September 30, 2025, the Fund has unfunded delayed draw loans in the amount of $235,903,266. Fair value of these unfunded delayed draws was $238,388,936. Additional information is provided in Note 3 General Commitments and Contingencies.

(d)

Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2025 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(e)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.
(f)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 2).
(g)	Paid in kind security which may pay interest in additional par.
(h)	Fixed rate security.
(i)	See Note 2 regarding defaulted securities.
(j)	These investments have a maturity date prior to the end of the current period. The final terms of an extension, restructuring or exit are still under negotiation with the respective portfolio company.

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

(k)	Non-income producing security.
(l)

Securities exempt from registration under Rule 144A of the Securities Act and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of September 30, 2025, the aggregate market value of such securities was $301,268,506, representing 19.37% of net assets.

(m)	Security or a portion thereof pledged as collateral under the Fund’s committed facility agreement with BNP Paribas Brokerage International, Ltd.
(n)	Zero coupon securities.
(o)	Securities may be deemed to be “restricted securities” under the Securities Act. As of September 30, 2025, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value September 30, 2025	Value as Percentage of Net Assets Applicable to Common Stockholders September 30, 2025
HIG Intermediate, Inc.	12/10/2024	$49,250	$49,625	—
Tailwind Fire Flow Investor, LP	06/28/2024	101,068	101,068	0.01
WC ORS Holdings, L.P.	08/09/2024	9,557	13,953	—

Total		$159,875	$164,646	0.01%

(p)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:

B.V. - Besloten Vennootshap

CLO - Collateralized Loan Obligation

Co. - Company

CORRA - Canadian Overnight Repo Rate Average

EURIBOR - Euro Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd - Limited Company

NIBOR - Norwegian Interbank Offered Rate

P.A. - Professional Association

PIK - Payment in Kind

PLC - Public Limited Company

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

TONA - Tokyo Overnight Average Rate

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Receiving Currency	Receiving Value	Delivering Currency	Delivering Currency	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	12/17/25	USD	2,181	CAD	2,164	$17
Bank of New York Mellon	12/17/25	USD	410,655	EUR	412,753	2,098
Bank of New York Mellon	12/17/25	USD	26,049,253	EUR	25,814,734	234,519
Bank of New York Mellon	12/17/25	USD	510,742	GBP	511,112	370
Bank of New York Mellon	12/17/25	USD	151,040,413	GBP	150,145,667	894,746
Mizuho Securities Co., Ltd.	12/17/25	USD	442,289	CAD	439,190	3,099
Mizuho Securities Co., Ltd.	12/17/25	USD	1,586,542	EUR	1,580,253	6,289
Mizuho Securities Co., Ltd.	12/17/25	USD	444,745	JPY	441,885	2,860
Mizuho Securities Co., Ltd.	12/17/25	USD	2,005	NOK	2,005	—

						$1,143,998

Bank of New York Mellon	12/17/25	EUR	(207,621,687)	USD	(207,090,855)	$(530,832)
Bank of New York Mellon	12/17/25	NOK	(4,793,328)	USD	(4,791,049)	(2,279)
Mizuho Securities Co., Ltd.	12/17/25	EUR	(12,301,210)	USD	(12,292,099)	(9,111)
Mizuho Securities Co., Ltd.	12/17/25	GBP	7,104,447	USD	7,158,800	(54,353)

						$(596,575)

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counterparty	Pay/ Receive Floating Rate	Reference Entity/ Obligations	Currency	Receive Notional Amount	Floating Rate Index	Spread (bps)	Termination Date	Receive Notional	Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	Altice USA, Inc.	USD	$(609,018)	FEDL01	0.65	7/12/2027	$814,505	$205,487

CROSS CURRENCY SWAP SUMMARY

Counterparty	Pay/ Receive Floating Rate	Receive Notional	Currency	Pay Notional	Currency	Floating Rate	Fixed Rate	Maturity Date	Unrealized Depreciation
Nomura Global Financial Products, Inc.	Pay	5,842,168	USD	23,398,232,127	COP	1 Day SOFR	17.91%	6/30/2028	$(248,622)

INTEREST RATE SWAP SUMMARY

Counterparty	Fund Receives	Fund Pays	Maturity Date	Receive Notional	Currency	Unrealized Appreciation
Morgan Stanley	3.95%	1 Day SOFR	4/29/29	$150,000,000	USD	$2,995,780
Nomura Global Financial Products, Inc.	4.09%	1 Day SOFR	1/21/28	370,000,000	USD	5,794,707

						$8,790,487

INTEREST RATE OPTION SUMMARY

Counterparty	Option Type	Reference Obligation	Strike	Expiration Date	Notional	Cost	Fair Value	Unrealized (Depreciation)
Nomura Global Financial Products, Inc.	Interest Rate	1 Day SOFR	4%	4/17/26	$548,000,000	$2,548,200	$689,175	$(1,859,025)

Apollo Diversified Credit Fund

Notes to Consolidated Financial Statements

September 30, 2025 (Unaudited)

1. ORGANIZATION

Apollo Diversified Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016, under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017, and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (the “Adviser”). The Fund’s investment sub-adviser is Apollo Credit Management, LLC (the “Sub-Adviser”). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach across both private and public credit markets. With access to the broad spectrum of the credit platform of Apollo, the Fund employs a dynamic asset allocation process, investing across a range of credit strategies in an effort to generate attractive risk-adjusted returns, including but not limited to corporate direct lending, asset-backed lending, performing credit and dislocated credit. The Fund’s allocation across each of these investment pillars may vary from time to time. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017, and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the period ended September 30, 2025, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Lender, LLC (the “ADCF Lender”), CRDTX SPV I, LLC (the “Financing Subsidiary”), and GIACF Alternative Holdings, LLC (the “Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and the Subsidiaries have been eliminated in consolidation.

The ADCF Lender is a limited liability company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of the ADCF Lender pursuant to a limited liability company operating agreement.

The Financing Subsidiary, a Delaware limited liability company, was formed on November 27, 2018. The Fund and the Financing Subsidiary, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of the Financing Subsidiary pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control the Financing Subsidiary. Assets pledged as collateral by the Financing Subsidiary under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of Investments.

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Security Valuation – The Fund’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts and cross currency swaps are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and cross currency swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2025:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Bank Loans	$—	$636,689,357	$1,001,381,926	$1,638,071,283
Corporate Bonds	—	240,366,790	58,690,185	299,056,975
Asset-backed Securities	—	46,711,028	23,282,575	69,993,603
Convertible Corporate Bonds	—	68,172,666	—	68,172,666
Short Term Investment	56,069,254	—	—	56,069,254
Commercial Real Estate Loans	—	16,904,399	—	16,904,399
Common Stocks	2,722,097	—	—	2,722,097
Partnership Interest	—	—	115,021	115,021
Preferred Stocks	—	—	49,625	49,625
Unfunded Loan Commitments	—	117,034	2,202,496	2,319,530
Liabilities:
Unfunded Loan Commitments	—	(43,770)	(134,610)	(178,380)

Total	$58,791,351	$1,008,917,504	$1,085,587,218	$2,153,296,073

Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$—	$1,143,998	$—	$1,143,998
Interest Rate Option Contracts (at fair value)	—	689,175	—	689,175
Interest Rate Swap Contracts	—	8,790,487	—	8,790,487
Total Return Swap Contracts	—	205,487	—	205,487
Liabilities:
Cross Currency Swap Contract	—	(248,622)	—	(248,622)
Forward Foreign Currency Contracts	—	(596,575)	—	(596,575)

Total	$—	$9,983,950	$—	$9,983,950

*

Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts’ value.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Asset- Backed Securities(a)	Corporate Bonds	Partnership Interest	Preferred Stocks	Unfunded Loan Commitments	Total
Balance as of December 31, 2024	$744,940,187	$34,033,722	$67,385,543	$110,912	$49,250	$(517,063)	$846,002,551
Accrued discount/ premium	46,516	(583,892)	959,919	—	—	—	422,543
Return of Capital	—	—	—	—	—	—	—
Realized Gain/(Loss)	207,411	(450,000)	(380,000)	—	—	—	(622,589)
Change in Unrealized
Appreciation/(Depreciation)	17,529,917	(142,354)	3,260,735	4,109	375	2,584,949	23,237,731
Purchases	410,770,248	8,930,833	10,180,615	—	—	—	429,881,696
Sales Proceeds	(169,855,577)	(18,505,734)	(22,716,627)	—	—	—	(211,077,938)
Transfer into Level 3(b)	—	—	—	—	—	—	—
Transfer out of Level 3(b)	(2,256,776)	—	—	—	—	—	(2,256,776)

Balance as of September 30, 2025	$1,001,381,926	$23,282,575	$58,690,185	$115,021	$49,625	$2,067,886	$1,085,587,218

Net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at September 30, 2025	$959,915	$—	$(91,102)	$4,109	$375	$2,584,949	$3,458,246

(a)	The asset-backed securities fair value balance as of December 31, 2024 has been updated to include the fair value balance of collateralized loan obligations.
(b)	Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above.

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2025:

Asset Class	Fair Value		Valuation Technique(s)	Unobservable Input(s)	Minimum	Maximum	Weighted Average
Bank Loans	$860,034,885		Discounted Cash Flow	Discount Rate	5.64%	35.98%	8.97%
Bank Loans	135,370,926	(a)	Transaction Approach	Recent Transaction(b)	$97.75	$100.00	$98.90
Bank Loans	5,879,086		Independent pricing service and/or Broker Quotes	Vendor and/or Broker Quotes(b)	$102.46	$102.46	$102.46
Bank Loans	97,031		Recovery Analysis	Recoverability%	0.00%	50.00%	50.00%
Asset-Backed Securities	4,971,803	(a)	Transaction Approach	Recent Transaction(b)	$98.88	$100.00	$99.39
Asset-Backed Securities	18,310,773		Discounted Cash Flow	Discount Rate	7.29%	12.00%	8.48%
Corporate Bond	58,690,185		Discounted Cash Flow	Discount Rate	7.80%	16.71%	10.62%
Partnership Interest	101,068	(a)	Transaction Approach	Recent Transaction(b)	$1,010.68	$1,010.68	$1,010.68
Partnership Interest	13,953		Market Comparable Technique	Comparable Multiple	9.0x	9.0x	9.0x
Preferred Stocks	49,625		Discounted Cash Flow	Discount Rate	11.90%	11.90%	11.90%
Unfunded Loan Commitments	2,052,628		Discounted Cash Flow	Discount Rate	7.24%	10.75%	8.15%
Unfunded Loan Commitments	15,255	(a)	Transaction Approach	Recent Transaction(b)	$98.50	$100.00	$99.73

Total	$1,085,587,218

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Comparable Multiple	Increase	Decrease
Vendor and/or Broker Quote	Increase	Decrease
Recent Transaction	Increase	Decrease
Recoverability%	Increase	Decrease

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include single broker quotations from pricing services and prior or recent transactions).

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of September 30, 2025. The valuation techniques utilized by the Fund included discounted cash flows analysis, recovery analysis, and the option model. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments, the Fund used the market comparable technique. The significant unobservable input used in this technique is primarily earnings before interest, taxes, depreciation and amortization comparable multiples.

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying and fair value of the Fund’s debt obligation as of September 30, 2025, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $524,000,000.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Agent selling the loan agreement and only upon receipt of payments by the Agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended September 30, 2025, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of September 30, 2025, the Fund had $224,195,182 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of September 30, 2025, the aggregate value of those securities was $102,241 representing 0.01% of the Fund’s net assets. The Fund doesn’t accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December of each year. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2025 returns.

Segment Reporting – The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, “Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates under one operating segment and reporting unit. In connection with the adoption of ASU 2023-07, the Fund’s President or designee acts as the Fund’s CODM and is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements. The Fund’s adoption of this guidance did not have a material impact on the Fund’s financial position, results of operations or cash flows.

Recent Accounting Pronouncements

Income Taxes – In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”). ASU 2023-09 requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU 2023-09 is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2024, and early adoption is permitted. The Fund does not expect the adoption of ASU 2023-09 to have a material impact on its year-end financial statements.

Income Statement - Reporting Comprehensive Income – In November 2024, the FASB issued ASU No. 2024-03, “Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures” (Subtopic 220-40) (“ASU 2024-03”). The amendments in ASU 2024-03 improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This information generally is not presented in the consolidated financial statements today. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Fund is currently evaluating the impact of adopting ASU 2024-03.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Foreign Currency Derivatives – The Fund engaged in currency transactions with counterparties during the period ended September 30, 2025, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A cross currency swap is an agreement between two parties to exchange cash flows in certain currencies at future dates. The forward foreign currency contracts and cross currency swaps are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract or cross currency swap is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.

The Fund enters into total return swap contracts on a long and short basis. These contracts involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount of one or more underlying referenced securities. To the extent the total return of the underlying referenced security exceeds or falls short of the offsetting interest amount, the Fund will receive a payment from or make a payment to the counterparty.

The Fund enters into interest rate swap contracts to increase or decrease its exposure to changes in the level of interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest at specified intervals based on a notional amount of principal.

The Fund has pledged $14,696,094 as cash collateral in accordance with the terms of the cross currency swap agreement, interest rates swaptions and total return swaps.

For the period ended September 30, 2025, the average monthly notional value of forward foreign currency contracts, total return swaps, cross currency swaps, interest rate options and interest rate swaps were $292,166,291, $849,053, $82,054, $1,161,632, and $6,745,919 respectively.

4. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

As of September 30, 2025, Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Accel International Holdings, LLC, First Lien Revolving Term Loan	$1,467,890	$—	$1,467,890
Acentra Holdings, LLC (fka CNSI Holdings, LLC), First Lien Revolving Term Loan	1,000,000	—	1,000,000
Advarra Holdings, Inc., First Lien Delayed Draw Term Loan	832,140	—	832,140
Altern Marketing, LLC, First Lien Revolving Term Loan	1,134,454	—	1,134,454
AMCP Clean Acquisition Company, LLC, First Lien Delayed Draw Term Loan	2,150,356	—	2,150,356
AMCP Clean Acquisition Company, LLC, First Lien Delayed Draw Term Loan	910,000	—	910,000
Anaplan, Inc., First Lien Revolving Term Loan	582,452	—	582,452
Arcwood Environmental, Inc., First Lien Delayed Draw Term Loan	390,869	—	390,869
Arcwood Environmental, Inc., First Lien Revolving Term Loan	604,396	—	604,396
Arcwood Environmental, Inc., First Lien Revolving Term Loan	109,290	—	109,290
Ardagh Group S.A., Delayed Draw Term Loan	40,200,000	—	40,200,000
Artifact Bidco, Inc., First Lien Delayed Draw Term Loan	1,551,724	—	1,551,724
Artifact Bidco, Inc., First Lien Revolving Term Loan	354,680	—	354,680
Artifact Bidco, Inc., First Lien Revolving Term Loan	753,695	—	753,695
AVSC Holding Corp., First Lien Revolving Term Loan	1,449,831	—	1,449,831
Azurite Intermediate Holdings, Inc., First Lien Revolving Term Loan	600,000	—	600,000
BGIF IV Fearless Utility Services, Inc., First Lien Delayed Draw Term Loan	2,358,491	—	2,358,491
BGIF IV Fearless Utility Services, Inc., First Lien Revolving Term Loan	1,132,075	—	1,132,075
Cascade Parent Inc., First Lien Revolving Term Loan	932,540	—	932,540

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
CCI Buyer, Inc., First Lien Revolving Term Loan	$441,379	$—	$441,379
Certinia Inc (FinancialForce.com), First Lien Revolving Term Loan	470,588	—	470,588
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.), First Lien Delayed Draw Term Loan	62,667	—	62,667
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.), First Lien Delayed Draw Term Loan	845,238	—	845,238
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.), First Lien Revolving Term Loan	333,333	—	333,333
CircusTrix Holdings LLC, First Lien Revolving Term Loan	268,817	—	268,817
Coding Solutions Acquisition Inc, First Lien Delayed Draw Term Loan	566,038	—	566,038
Coding Solutions Acquisition Inc, First Lien Delayed Draw Term Loan	169,847	—	169,847
Coding Solutions Acquisition Inc, First Lien Revolving Term Loan	381,679	—	381,679
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Delayed Draw Term Loan	526,316	—	526,316
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Delayed Draw Term Loan	789,474	—	789,474
Coretrust Purchasing Group LLC (HPG Enterprises LLC), First Lien Revolving Term Loan	789,474	—	789,474
Coupa Software Incorporated, First Lien Delayed Draw Term Loan	539,886	—	539,886
Coupa Software Incorporated, First Lien Revolving Term Loan	413,386	—	413,386
Creek Parent, Inc., First Lien Revolving Term Loan	1,257,143	—	1,257,143
Crete PA Holdco, LLC, First Lien Delayed Draw Term Loan	2,325,581	930,232	1,395,349
Crete PA Holdco, LLC, First Lien Revolving Term Loan	348,837	—	348,837
Crewline Buyer, Inc., First Lien Revolving Term Loan	471,698	—	471,698
Crunch Fitness Merger Sub, LLC, First Lien Revolving Term Loan	1,176,471	—	1,176,471
CSC Holdings, LLC, First Lien Revolving Term Loan	13,195,378	11,329,365	1,866,013
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Delayed Draw Term Loan	873,016	—	873,016
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Delayed Draw Term Loan	446,233	—	446,233
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Incremental Delayed Draw Term Loan	2,926,116	2,194,587	731,529
CT Technologies Intermediate Holdings (Topco), Inc., First Lien Revolving Term Loan	1,463,058	—	1,463,058
Databricks, Inc., First Lien Delayed Draw Term Loan	1,631,004	—	1,631,004
Deerfield Dakota Holding, LLC, First Lien Revolving Term Loan	857,143	—	857,143
Diot-Siaci BidCo SAS, First Lien Delayed Draw Term Loan	4,515,590	—	4,515,590
EHC Holdings Holdco Limited, First Lien Delayed Draw Term Loan	4,034,698	403,470	3,631,229
Electricite de France S.A., First Lien Delayed Draw Term Loan	6,724,497	—	6,724,497
Electricite de France S.A., First Lien Delayed Draw Term Loan	6,724,497	—	6,724,497
Elk Bidco, Inc, First Lien Delayed Draw Term Loan	1,044,776	—	1,044,776
Elk Bidco, Inc, First Lien Revolving Term Loan	940,299	—	940,299
Everbridge Holdings, LLC, First Lien Delayed Draw Term Loan	1,477,126	576,385	900,741
Everbridge Holdings, LLC, First Lien Revolving Term Loan	592,593	—	592,593
Evergreen IX Borrower 2023, LLC, First Lien Revolving Term Loan	1,093,168	—	1,093,168
Evoriel, First Lien Delayed Draw Term Loan	1,723,347	1,608,457	114,889
ExactCare Parent, Inc., First Lien Revolving Term Loan	491,803	—	491,803
Excelligence Learning Corporation, First Lien Revolving Term Loan	1,780,822	267,123	1,513,699
Financiere Astek, First Lien Delayed Draw Term Loan	2,275,316	2,244,790	30,525
Galway Borrower LLC, First Lien Delayed Draw Term Loan	373,877	60,524	313,353
Galway Borrower LLC, First Lien Revolving Term Loan	332,924	70,256	262,668
GC Waves Holdings, Inc., First Lien Delayed Draw Term Loan	3,348,417	2,625,565	722,852
GC Waves Holdings, Inc., First Lien Revolving Term Loan	268,968	—	268,968
Geotechnical Merger Sub, Inc., First Lien Delayed Draw Term Loan	1,963,190	961,963	1,001,227
Geotechnical Merger Sub, Inc., First Lien Revolving Term Loan	736,196	171,779	564,417
Goldeneye Parent, LLC, First Lien Revolving Term Loan	948,567	—	948,567
Hanger, Inc., First Lien Delayed Draw Term Loan	569,914	85,123	484,791
Heartbeat BidCo GmbH, First Lien Delayed Draw Term Loan	761,548	—	761,549

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Higginbotham Insurance Agency, Inc., First Lien Delayed Draw Term Loan	$1,989,600	$1,139,074	$850,526
Hyperion Refinance Sarl, First Lien Delayed Draw Term Loan	15,000,000	6,900,000	8,100,000
Ideal Components Acquisition, LLC, First Lien Delayed Draw Term Loan	1,374,046	—	1,374,046
Ideal Components Acquisition, LLC, First Lien Revolving Term Loan	1,145,038	—	1,145,038
International Schools Partnership Limited, First Lien Delayed Draw Term Loan	9,392,427	3,184,357	6,208,070
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan	3,522,160	511,688	3,010,473
Investment Company 24 Bidco Limited, First Lien Delayed Draw Term Loan	3,522,160	—	3,522,160
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	315,315	—	315,315
Jensen Hughes, Inc, First Lien Delayed Draw Term Loan	1,351,351	39,639	1,311,712
Jensen Hughes, Inc, First Lien Revolving Term Loan	540,541	—	540,541
Kairos Intermediateco AB, First Lien Delayed Draw Term Loan	2,416,852	—	2,416,852
Kaman Corp, First Lien Delayed Draw Term Loan	560,210	53,658	506,552
Koala Investment Holdings, Inc., First Lien Delayed Draw Term Loan	1,508,043	—	1,508,043
Koala Investment Holdings, Inc., First Lien Revolving Term Loan	670,241	—	670,241
Legends Hospitality Holding Company, LLC, First Lien Delayed Draw Term Loan	299,535	185,535	114,000
Legends Hospitality Holding Company, LLC, First Lien Revolving Term Loan	600,000	60,000	540,000
LHS Borrower LLC, First Lien Revolving Term Loan	1,113,537	—	1,113,537
Madonna Bidco Limited, First Lien Delayed Draw Term Loan	1,494,333	76,212	1,418,121
MetaTiedot Midco S.a.r.l., First Lien Delayed Draw Term Loan	1,305,906	33,484	1,272,421
MetaTiedot Midco S.a.r.l., First Lien Revolving Term Loan	837,119	—	837,119
NMFC Senior Loan Program III LLC	8,416,667	—	8,416,667
NMFC Senior Loan Program IV LLC	4,312,500	—	4,312,500
OMH-Healthedge Holdings, Inc., First Lien Revolving Term Loan	1,775,417	—	1,775,417
One Call Corporation (fka Opal Acquisition, Inc.), First Lien Revolving Term Loan	1,184,211	—	1,184,211
Paisley Bidco Limited, First Lien Delayed Draw Term Loan	4,034,698	1,765,181	2,269,518
Parfums Holding Company, Inc., First Lien Revolving Term Loan	525,547	—	525,547
Pinnacle Buyer LLC, First Lien Delayed Draw Term Loan	806,452	—	806,452
Poly-Wood, LLC, First Lien Delayed Draw Term Loan	681,818	—	681,818
Poly-Wood, LLC, First Lien Revolving Term Loan	681,818	—	681,818
QBS Parent, Inc., First Lien Delayed Draw Term Loan	1,704,982	—	1,704,982
QBS Parent, Inc., First Lien Revolving Term Loan	1,122,215	—	1,122,215
QTS Project Ram	10,000,000	2,731,701	7,268,299
Runway Bidco, LLC, First Lien Delayed Draw Term Loan	2,714,942	—	2,714,942
Runway Bidco, LLC, First Lien Revolving Term Loan	1,357,462	—	1,357,462
SG Acquisition, Inc., First Lien Revolving Term Loan	648,524	—	648,524
Sigma Irish Acquico Limited, First Lien Delayed Draw Term Loan	1,058,431	345,372	713,059
Spruce Bidco II Inc., First Lien Revolving Term Loan	763,761	—	763,761
SVF II Finco (Cayman) LP, First Lien Delayed Draw Term Loan	15,000,000	—	15,000,000
Thg Acquisition, LLC, First Lien Delayed Draw Term Loan	1,335,865	216,820	1,119,045
Thg Acquisition, LLC, First Lien Revolving Term Loan	668,258	49,642	618,616
Titan BW Borrower L.P., First Lien Delayed Draw Term Loan	1,148,649	—	1,148,649
Titan BW Borrower L.P., First Lien Revolving Term Loan	2,297,297	—	2,297,297
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan	5,180,759	2,054,118	3,126,641
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan	2,571,524	—	2,571,524
Truck-Lite Co., LLC, First Lien Delayed Draw Term Loan	700,339	—	700,339
Truck-Lite Co., LLC, First Lien Revolving Term Loan	1,945,387	—	1,945,387
Tulip Bidco Limited, First Lien Delayed Draw Term Loan	13,448,995	2,268,384	11,180,611
Vensure Employer Services, Inc., First Lien Delayed Draw Term Loan	565,700	41,277	524,423
Victors Purchaser, LLC, First Lien Delayed Draw Term Loan	1,729,845	373,415	1,356,430
Victors Purchaser, LLC, First Lien Revolving Term Loan	990,100	—	990,100
Violin Finco Guernsey Limited, First Lien Delayed Draw Term Loan	589,417	—	589,417
WC ORS Buyer, Inc., First Lien Revolving Term Loan	1,243,057	424,458	818,599
WC ORS Buyer, Inc., First Lien Revolving Term Loan	272,866	—	272,866
WH BorrowerCo, LLC, First Lien Delayed Draw Term Loan	1,629,073	626,567	1,002,506
WH BorrowerCo, LLC, First Lien Revolving Term Loan	501,253	116,541	384,712
Wisdom Purchaser, LLC, First Lien Revolving Term Loan	656,250	—	656,250
Zendesk, Inc., First Lien Delayed Draw Term Loan	3,388,903	1,059,806	2,329,097
Zendesk, Inc., First Lien Revolving Term Loan	1,394,408	—	1,394,408

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Zeus Company LLC, First Lien Delayed Draw Term Loan	$700,526	$349,649	$350,877
Zeus Company LLC, First Lien Revolving Term Loan	526,316	—	526,316

Total	$284,039,463	$48,136,197	$235,903,266

(a)

The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended September 30, 2025, the Fund recorded a net change in unrealized appreciation on unfunded loan commitments totaling $2,141,150.